                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 20, 2003


                               LaBRANCHE & CO INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 001-15251                      13-4064735
----------------------------     -----------                 -------------------
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)


One Exchange Plaza, New York, New York, 10006                      10006
---------------------------------------------                    ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 425-1144
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)    Exhibits.

              99.1 Certification of George M.L. LaBranche, IV, Chairman, Chief Executive Officer and President of LaBranche, regarding the information contained in LaBranche's Annual Report on Form 10-K for the year ended December 31, 2002.

              99.2 Certification of Harvey S. Traison, Senior Vice President and Chief Financial Officer of LaBranche, regarding the information contained in LaBranche's Annual Report on Form 10-K for the year ended December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

       On March 20, 2003, LaBranche & Co Inc. ("LaBranche") filed its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission. Accompanying the Form 10-K, as required by 18 U.S.C. ss.1350 adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, were written certifications of George M.L. LaBranche, IV, Chairman, Chief Executive Officer and President of LaBranche, and Harvey S. Traison, Senior Vice President and Chief Financial Officer of LaBranche, regarding the information contained in the Form 10-K. The written certifications are attached as Exhibits 99.1 and 99.2 to this Report.

LIMITATION ON INCORPORATION BY REFERENCE

       In accordance with general instruction B.2 of Form 8-K, the information in this Report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.


                All other Items of this report are inapplicable.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LABRANCHE & CO INC.



Date: March 20, 2003                  By: /s/ Harvey S. Traison
                                          --------------------------------------
                                          Name: Harvey S. Traison
                                          Title: Senior Vice President and Chief
                                                      Financial Officer

                                  EXHIBIT INDEX


Exhibit No.          Description of Exhibit
-----------          ----------------------

99.1 Certification of George M.L. LaBranche, IV, Chairman, Chief Executive Officer and President of LaBranche, regarding the information contained in LaBranche's Annual Report on Form 10-K for the year ended December 31, 2002.

99.2 Certification of Harvey S. Traison, Senior Vice President and Chief Financial Officer of LaBranche, regarding the information contained in LaBranche's Annual Report on Form 10-K for the year ended December 31, 2002.